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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 3, 2001



                               Ansoft Corporation
             (Exact name of registrant as specified in its charter)




             Delaware                     0-27874              72-1001909
   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)             File Number)      Identification Number)




  Four Station Square, Suite 200, Pittsburgh, PA                     15219
     (Address of principal executive offices)                      (ZIP Code)



       Registrant's telephone number, including area code: (412) 261-3200


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Item 5.  Other Events.

         On May 3, 2001, the Registrant announced that it had signed an agreement in which Ansoft will license the High Frequency Structure Simulator product line of Agilent Technologies, Inc. in a press release which is attached hereto as Exhibit 99.01 and incorporated by reference herein.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ANSOFT CORPORATION


Dated:  May 14, 2001                                 By: /s/ Anthony L. Ryan
                                                        --------------------
                                                         Anthony L. Ryan
                                                         Secretary







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                                  Exhibit Index


Exhibit No.             Description                       Reference
-----------             -----------                       ---------
  99.01         Press Release dated May 3, 2001         Filed herewith